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                        GROUP VARIABLE ANNUITY CONTRACTS
                        HARTFORD LIFE INSURANCE COMPANY

          SUPPLEMENT DATED SEPTEMBER 24, 1996 TO SEPARATE ACCOUNT TWO
             (VARIABLE ACCOUNT "A") PROSPECTUSES DATED MAY 1, 1996

The subsection entitled "What is HL?" should read as follows:

    What is Hartford Life?

        Hartford Life Insurance Company ("Hartford Life") was originally incorporated under the laws of Massachusetts on June 5, 1902. It was subsequently redomiciled to Connecticut. It is a stock life insurance company engaged in the business of writing health and life insurance, both individual and group, in all states of the United States and the District of Columbia. The offices of Hartford Life are located in Simsbury, Connecticut; however, its mailing address is P.O. Box 2999, Hartford, CT 06104-2999. Hartford Life is ultimately 100% owned by Hartford Fire Insurance Company, one of the largest multiple lines insurance carriers in the United States. On December 20, 1995, Hartford Fire Insurance Company became an independent, publicly traded corporation.

        Hartford Life is rated A+ (superior) by A.M. Best and Company, Inc. on the basis of its financial soundness and operating performance. Hartford Life is rated AA by Standard and Poor's and AA+ by Duff and Phelps on the basis of its claims-paying ability.

        These ratings do not apply to the performance of the Separate Account. However, the Contractual obligations under this variable annuity are the general corporate obligations of Hartford Life. These ratings do apply to Hartford Life's ability to meet its insurance obligations under the Contract.

33-19945